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                                EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 21, 2000 included in Registration Statement File Nos. 33-47323 and 33-60361.


Arthur Andersen LLP

Chicago, Illinois
March 23, 2000